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                                                                    EXHIBIT 10.3


                                    MORTGAGE
                                    --------

                                (Bridge Mortgage)

        MORTGAGE made this 31st day of October, 1997, by and between DM Management Company, a Delaware Corporation with a principal office at 25 Recreation Park Drive, Hingham, Massachusetts 02043 (herein called "Mortgagor"), and Citizens Bank of Massachusetts with a principal place of business at 28 State Street, Boston, Massachusetts 02109 (herein called "Mortgagee" which expression shall include its successors and assigns).

                                   WITNESSETH:

        The Mortgagor hereby grants to the "Mortgagee", with mortgage covenants, the real property described on Exhibit A (hereinafter called the "Mortgaged Premises") to secure (a) the full payment of the sum of $8,500,000.00, or such lesser amount which shall have been advanced, together with interest and other charges, all as provided in a certain "Revolving Note" of the Mortgagor to the order of the Mortgagee dated June 5, 1997, which Note was amended and replaced by a certain Replacement Revolving Note of even date herewith in the face amount of $8,500,000.00 all as provided in a certain Loan Agreement dated June 5, 1997, as amended and restated as of the date hereof (the "Loan Agreement") together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (b) the full payment of the sum of $1,650,000.00, as provided in a certain "Real Estate Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee, dated June 30, 1997, executed and delivered by the Mortgagor to the Mortgagee, pursuant to the Loan Agreement in the face amount of $1,650,000.00, with interest and other charges as provided therein, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (c) the full payment of the sum of $3,600,000.00, with interest and other charges, all as provided in a certain "Term Note" (as defined in the Loan Agreement) of the Mortgagor to the order of the Mortgagee, dated June 5, 1997, executed and delivered by the Mortgagor to the Mortgagee pursuant to the Loan Agreement, in the original face amount of $3,600,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein and the full performance of all of the obligations of the Mortgagor under a certain "Real Estate Mortgage" as defined in the Loan Agreement executed and delivered as provided therein; (d) the full payment of the sum of Four Million Three Hundred Thousand Dollars ($4,300,000.00) with interest and other charges, all as provided in a certain "Bridge Note" (as defined in the Loan Agreement) of the Mortgagor at the order of the Mortgagee date as of the date hereof, executed and delivered by the Mortgagor to the Mortgagee pursuant to the Loan Agreement in the original face amount of Four Million Three Hundred Thousand Dollars ($4,300,000.00) together with all substitutes or replacements therefore and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (e) the full payment and performance by the Mortgagor of all indebtedness, obligations and liabilities of the Mortgagor to the Mortgagee under the Loan Agreement, direct or indirect, absolute or contingent, now existing or hereafter arising (including, without limitation, all "Obligations", as defined in the Loan Agreement) which



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Loan Agreement provides, among other things, for the establishment of a
"Revolving Loan" (as defined therein) and for the issuance of Letter of Credit pursuant to L/C Appreciations as defined therein, therein pursuant to which "Advances" (as defined therein) may be made from time to time, and for repayment of all or a portion of the outstanding balance of such Advances together with interest and other charges all in accordance therewith and for the grant of "Loans" (as defined therein) as provided therein; (f) the full payment and performance of all covenants and agreements herein contained or referred to on the part of the Mortgagor to be kept and performed (collectively hereafter referred to as "Obligations").

        Together with all furnaces, machinery, articles, fixtures and equipment thereon and used in connection with the occupation, maintenance, use or operation thereof including, without limitation, heaters, gas and electric fixtures, screens, screen doors, shades, storm doors and windows, awnings, garbage incinerator, receptacles and disposals, refrigerators and refrigeration equipment, ventilating and air conditioning equipment, built in cases, cabinets, counters and drawers, door bell and alarm systems, portable or sectional buildings, and all other fixtures or equipment of whatever kind or nature at present contained in or on the Mortgaged Premises, or placed therein prior to the full payment and discharge of this mortgage including without limitation together with the proceeds of the foregoing.

        Together with all of Mortgagor's right, title and interest in and to all leases, tenancies and occupancies (the "Leases") whether written or not, which have been entered into, or which may at any time in the future be entered into regarding the Mortgaged Premises, together with all rent, income and profit arising out of the Leases and all security and other deposits held by or held on behalf of Mortgagor.

        TO HAVE AND TO HOLD said granted Mortgaged Premises with all the privileges and appurtenances to the same belonging to the said Mortgagee and its successors and assigns as its own property for its own use and benefit forever. The Mortgagor and Mortgagor's heirs, executors, administrators, successors and assigns do hereby covenant, grant and agree to, and with the said Mortgagee, and its successors and assigns, that until the delivery hereof Mortgagor is the lawful owner of said Mortgaged Premises and is possessed thereof in Mortgagor's own rights and fee simple; and that Mortgagor has full power and authority to grant and convey the same in the manner aforesaid; that the said Mortgaged Premises are free and clear of all and every encumbrance other than those shown on Exhibit "A", and that Mortgagor will, and Mortgagor's heirs, executors, administrators, successors and assigns shall and will warrant and defend the same to the Mortgagee, and its successors and assigns, against the lawful claims and demands of any person or persons whomsoever.

        Provided, nevertheless, that if the said Mortgagor, and Mortgagor's heirs, executors, administrators, successors and assigns shall faithfully perform the following covenants and conditions, this mortgage shall be void, and otherwise to remain in full force.



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        The Mortgagor for itself and Mortgagor's heirs, executors, administrators, successors and assigns covenants and agrees as follows:

                All Obligations shall be fully and timely kept and performed.

                Mortgagor will pay all taxes, assessments, and other governmental or municipal charges, fines or impositions arising in connection with the Mortgaged Premises, and in default thereof the Mortgagee may pay the same.

                That Mortgagor will keep the Mortgaged Premises above conveyed in good order and condition and will not permit any waste thereof, reasonable wear and tear excepted.

        Mortgagor will keep the structures, fixtures, and improvements now existing or hereafter erected or situated on the Mortgaged Premises insured against loss by fire and other hazards, casualties and contingencies, as Mortgagee may, from time to time, require, said insurance to be placed with such company(ies) and be for such periods and in such amounts as may be required by the Mortgagee, all such insurance policies to be deposited with, and payable in case of loss to Mortgagee, subject only to the rights of the holders of those mortgages, if any, shown on Exhibit "A" hereto, hereby granting to Mortgagee in the event of default authorization as attorney irrevocable of the Mortgagor to cancel such insurance and to retain the return premium thereof and to transfer such insurance to any person or persons claiming title to the Mortgaged Premises or any part thereof by virtue of foreclosure proceedings or otherwise.

        The Mortgagor covenants to cause, at the request of the Mortgagee, the Mortgagee to be named as an additional insured on any liability insurance policy maintained in respect to the Mortgaged Premises and further covenants to effect such liability insurance at the request of the Mortgagee, such insurance to be on such terms and in such form and for such periods and amounts as the Mortgagee shall, from time to time, approve or require.

        The Mortgagor covenants, upon demand by the Mortgagee, to make equal monthly payments to the Mortgagee sufficient to amortize the amount (estimated by the Mortgagee) of all taxes and assessments laid against the Mortgaged Premises, within a period ending one month prior to the due date of such taxes and assessments. The Mortgagee shall hold such monthly payments to pay such taxes and assessments when due and payable, and in the event of the foreclosure of this mortgage, all such payments shall be credited to the amount of the principal obligations remaining unpaid to the extent that they have not been used for the payment of taxes and assessments as provided herein. So long as Mortgagor shall make monthly payments of such taxes to any mortgagee whose mortgage is prior in right to the mortgage herein granted, the covenant of the Mortgagor with respect to said monthly payments of taxes shall be deemed to have been performed.

        That if the Mortgagor fails to make any payment provided for in the documents, instruments or agreements evidencing the Obligations, including without limitation, this



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Mortgage Deed (hereinafter, collectively, the "Instruments"), for taxes, insurance premiums, repair of the Mortgaged Premises, or otherwise, then the Mortgagee may pay the same, and all sums so advanced, with interest thereon at the same rate as then prevailing under the Loan Agreement, from the date of such advance, shall be added to the principal of the Obligations, and shall be secured hereby;

        That in the event the said Mortgaged Premises or any part thereof shall be taken or condemned for public or quasi-public purposes or by the proper authority, the Mortgagor shall have no claim against the award for damages or be entitled to any portion of the award until the Obligations have been paid and performed in full, and all rights to damages of the Mortgagor are hereby assigned to the Mortgagee to the extent of any such Obligations that remain unpaid, the Mortgagor, however, having the right to appeal such awards in the Courts of competent jurisdiction;

        That the Mortgagor shall not from this time forward convey or permit the transfer of the Mortgaged Premises or the structures or improvements thereon, or any interest therein, (legal or equitable), without the prior written consent of the Mortgagee;

        That if there shall be any default on any of the terms, conditions, or covenants of the Instruments, all sums due the Mortgagee by the Mortgagor shall at the option of the Mortgagee become immediately due and payable, and the Mortgagee or its assigns shall have the STATUTORY POWER OF SALE.

        The Obligations which this Mortgage Deed secures may also be secured by other security documents and agreements and the Mortgagee shall have the absolute right, in its sole discretion, to determine which rights, security liens, and security interests it shall at any time pursue or take any action in respect of, without in any way modifying or affecting any rights thereunder.

        This mortgage is upon the STATUTORY CONDITIONS, for any breach of which the Mortgagee shall have the STATUTORY POWER OF SALE.

        The Mortgagor represents that to the best of Mortgagor's knowledge and belief neither the Mortgagor nor any person for whose conduct the Mortgagor is responsible ever:

                (i) owned, occupied, or operated a site or vessel on which any hazardous material or oil was or is stored (except if such storage was or is in compliance with all laws, ordinances, and regulations pertaining thereto) transported, or disposed of (the term site, vessel, and hazardous material respectively being used in this Section with the meaning given those terms under New Hampshire R.S.A. l47-B as amended);

                (ii) directly or indirectly transported, or arranged for the transport, of any hazardous material or oil (except if such transportation was or is in compliance with all laws, ordinances and regulations pertaining thereto);



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                (iii)   caused or was legally responsible for any release, or
        threat of release, of any hazardous material or oil; or

                (iv) received notification from any federal, state, or other governmental authority of: any potential, known, or threat of release of any hazardous material or oil on or from the Mortgaged Premises or any other site or vessel owned, occupied, or operated either by the Mortgagor or any person for whose conduct the Mortgagor is responsible or whose liability may result in a lien on the Mortgaged Premises; or the incurrence of any expense of loss by such governmental authority, or by any other person, in connection with the assessment, containment, or removal of any release, or threat of release, of any hazardous material or oil from the Mortgaged Premises or any such site or vessel.

        The Mortgagor represents and warrants that to the best of Mortgagor's knowledge and belief no hazardous material or oil was ever, or is now, stored on (except in compliance with all laws, ordinances, and regulations pertaining thereto), transported, or disposed of on the Mortgaged Premises.

The Mortgagor shall:

                (i) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any hazardous material or oil on the Mortgaged Premises, or on any other site or vessel owned, occupied, or operated either by the Mortgagor, or by any person for whose conduct Mortgagor is responsible;

                (ii) neither directly or indirectly transport or arrange for the transport of any hazardous material or oil (except in compliance with all laws, ordinances, and regulations pertaining thereto);

                (iii) take all such action, including, without limitation, the conducting of engineering tests (at the sole expense of the Mortgagor)
        (x) to confirm that no hazardous material or oil is or ever was stored on the Mortgaged Premises (y) to assess, contain, and remove any such hazardous material or oil on the Mortgaged Premises, and (z) to qualify for any insurance program or safe harbor which may be available under said R.S.A. l47-B, as amended; and

                (iv) provide the Mortgagee with written notice: (x) upon the Mortgagor's obtaining knowledge of any potential or known release, or threat of release, of any hazardous material or oil at or from the Mortgaged Premises, or any other site or vessel owned, occupied or operated by the Mortgagor or by any person for whose conduct the Mortgagor is responsible or whose liability may result in a lien on the Premises; (y) upon the Mortgagor's receipt of any notice to such effect from any federal, state, or other governmental authority; and (z) upon the Mortgagor's obtaining knowledge of any



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        incurrence of any expense or loss by such governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Mortgagor may be liable or for which expense a lien may be imposed on the Mortgaged Premises.

        The Mortgagor shall indemnify, defend, and hold the Mortgagee harmless of and from any claim brought or threatened against the Mortgagee by any person, entity, or governmental agency or authority on account of the failure by the Mortgagor to comply with the terms and provisions hereof (each of which may be defended, compromised, settled, or pursued by the Mortgagee with counsel of the Mortgagor's selection, but at the expense of Mortgagor). The within indemnification shall survive payment of the Obligations and/or termination, release, or discharge executed by the Mortgagee in favor of the Mortgagor.

        The obligations of Mortgagor hereunder, if more than one, shall be joint and several.

        If any provision of this Mortgage or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Mortgage (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

        The use of the singular herein shall include the plural, and the use of the plural shall include the singular, and the use of the masculine gender shall include the feminine and the use of the feminine shall include the masculine.

        This agreement shall be governed and construed according to the laws of the State of New Hampshire.

        This agreement shall bind Mortgagor and Mortgagor's heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Mortgagee and its successors and assigns.



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        IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed on this 31 day of October, 1997.


Witness                           DM MANAGEMENT COMPANY


/s/ JP                            By: /s/ Peter J. Tulp
--------------------------            -------------------------------------
                                      Peter J. Tulp, Corporate Controller


                          COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK                                           October 31, 1997

        On this 31 day of October, 1997, before me, personally appeared the undersigned officer, Peter J. Tulp, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing written instrument as the Corporate Controller of DM Management Company in its name and on its behalf and acknowledged that they executed the same for the purposes therein contained.

        IN WITNESS WHEREFORE I have hereunto set my hand and official seal.



                                  /s/ Jacob N. Polatin
                                  --------------------------------
                                  Notary Public
                                  My Commission Expires:  11/6/98




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